Exhibit 99.1

Third Quarter 2011 Results Conference Call November 1, 2011 Bruce D. Hansen Chief Executive Officer David A. Chaput Robert I. Pennington Chief Financial Officer VP Construction & Engineering Mining Done Right

Third Quarter & Financial Position Review 2 $2.4m loss ($0.03 per share) for Q3 2011 $11.9m loss ($0.13 per share) for YTD 2011 $54m cash balance at quarter end Q4 Spending to include $9m advance royalty payment to MHMI $2m in G&A $3m equipment payments Year-end forecast cash balance of $40m anticipated to be sufficient to achieve permitting & financing milestones Actual Forecast